 Exhibit 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Robert B. Terry and John F. Berardi, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, as well as any related registration statement (or amendments thereto) filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicted.

            Signature                            Title                    Date
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     ALBERT J. SHIVLEY                Chairman of Board        October 24, 2001
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     Albert J. Shivley                  and Director

        JODY BEZNER                Vice Chairman of Board      October 24, 2001
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        Jody Bezner                     and Director

   LYMAN L. ADAMS, JR.                    Director             October 24, 2001
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    Lyman L. Adams, Jr.

    RONALD J. AMUNDSON                    Director             October 24, 2001
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    Ronald J. Amundson

    BAXTER ANKERSTIERNE                   Director             October 24, 2001
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    Baxter Ankerstjerne

     DONALD H. ANTHONY                    Director             October 24, 2001
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     Donald H. Anthony

      LARRY DAHLSTEN                      Director             October 24, 2001
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      Larry Dahlsten

       STEVEN ERDMAN                      Director             October 24, 2001
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       Steven Erdman

    HARRY FEHRENBACHER                    Director             October 24, 2001
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    Harry Fehrenbacher

       DONALD GALES                       Director             October 24, 2001
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       Donald Gales

       WARREN GERDES                      Director             October 24, 2001
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       Warren Gerdes

      THOMAS H. GIST                      Director             October 24, 2001
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      Thomas H. Gist

       BEN GRIFFITH                       Director             October 24, 2001
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       Ben Griffith

       BARRY JENSEN                       Director             October 24, 2001
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       Barry Jensen

        RON JURGENS                       Director             October 24, 2001
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        Ron Jurgens

    WILLIAM F. KUHLMAN                    Director             October 24, 2001
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    William F. Kuhlman

       GREG PFENNING                      Director             October 24, 2001
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       Greg Pfenning

       MONTE ROMOHR                       Director             October 24, 2001
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       Monte Romohr

        JOE ROYSTER                       Director             October 24, 2001
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        Joe Royster

      E. KENT STAMPER                     Director             October 24, 2001
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      E. Kent Stamper

       ELI F. VAUGHN                      Director             October 24, 2001
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       Eli F. Vaughn

       FRANK WILSON                       Director             October 24, 2001
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       Frank Wilson